UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2010

INFORMATION ANALYSIS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-22405

VA	54-1167364
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11240 Waples Mill Rd, Ste 201, Fairfax, VA 22030
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On March 30, 2010, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its fourth quarter. A copy of this press release, captioned "Information Analysis Inc. Reports Profitable Results for 2009", is attached as exhibit 99.1 to this Current Report on Form 8-K (the "8-K"). The information in this 8-K, including the exhibit, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Press Release dated March 30, 2010, captioned:
"Information Analysis Inc. Reports Profitable Results for 2009"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED

Date: March 30, 2010	By:	/s/ Matthew T. Sands
Matthew T. Sands
Controller

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release dated March 30, 2010